UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ISOTIS, INC.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

Filed by IsoTis, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: IsoTis, Inc.
Commission File No.: 001-33272
This filing relates to the proposed acquisition of IsoTis, Inc. (“IsoTis”) by Integra LifeSciences Holdings Corporation (“Integra”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 6, 2007, among Integra, Ice Mergercorp, Inc. and IsoTis. The Agreement and Plan of Merger is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by IsoTis on August 7, 2007 and is incorporated by reference into this filing.
Beginning on September 25, 2007, IsoTis presented the following slides at stockholder information meetings held in Switzerland and the Netherlands:

Forward Looking Statements
Agenda
Why Vote "FOR" Integra?
Background
Special Stockholders Meeting October 11, 2007
Proxy Solicitation
How to vote
Please vote
Reasons to vote "FOR" Merger
Q&A

Proposed Acquisition by Integra LifeSciences Shareholder Information meetings Lausanne/Zurich/Amsterdam - September 25-27, 2007

Forward Looking Statements Certain statements in and during this presentation are "forward-looking statements", including those that refer to management's plans and expectations for future operations, prospects and financial condition. One can identify these forward-looking statements by use of words such as "strategy," "expects," "plans," "anticipates," "believes," "will," "continues," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning. One can also identify them by the fact that they do not relate strictly to historical or current facts. Such statements are based on the current expectations of the management of IsoTis, Inc. only. Reliance should not be placed on these statements because, by their nature, they are subject to known and unknown risks and can be affected by factors that are beyond the control of IsoTis. Actual results could differ materially from current expectations due to a number of risk factors and uncertainties, including but not limited to a competitive sales and marketing environment, the timely commencement and success of IsoTis' clinical trials and research endeavors, delays in receiving U.S. Food and Drug Administration or other regulatory approvals (e.g. EMEA, CE), market acceptance of IsoTis' products, effectiveness of IsoTis' distribution channels, development of competing therapies and/or technologies, the terms of any future strategic alliances, the need for additional capital, and the inability to obtain, or meet, conditions imposed for required governmental and regulatory approvals and consents. For a more detailed description of the risk factors and uncertainties affecting IsoTis, refer to the annual report on form 20-F for IsoTis S.A. for the year ended December 31, 2006 and other reports that it and IsoTis, Inc. file from time to time with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A special stockholder meeting will be held on October 11, 2007 to obtain stockholder approval of the proposed transaction. IsoTis has filed with the Securities and Exchange Commission and distributed to its stockholders a definitive proxy statement and other relevant documents in connection with the special stockholder meeting for the proposed transaction. IsoTis stockholders are urged to read the definitive proxy statement and other relevant materials because they contain important information about IsoTis, Integra and the proposed transaction. Investors may obtain a free copy of these materials and other documents filed by IsoTis with the Securities and Exchange Commission at the SEC's website at www.sec.gov, at IsoTis' website at www.isotis.com or by sending a written request to IsoTis at 2 Goodyear, Irvine, California 92618, Attention: Chief Financial Officer. IsoTis and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of IsoTis' stockholders in connection with the proposed transaction is set forth in IsoTis' definitive proxy statement for its special meeting. Additional information regarding these individuals and any interest they have in the proposed transaction is set forth in the definitive proxy statement on file with the SEC.

Agenda Why Vote "FOR" Integra Acquisition? Background and Reasons Voting - Stockholders Meeting October 11 Questions and Answers

$ 7.25 Per Share Near Term Cash (Closing Expected October 2007) Unanimous Support of IsoTis Board Only Viable Option after 2007 FDA and Financing Challenges Your Vote Is Important! (50% + 1 share) US Proxy System - Relevance for European Retail Shareholders Why Vote "FOR" Integra?

ISOTIS
Accelerating Innovation in Orthobiologics

Background


1996
2007
IsoTis S.A.
IsoTis Inc.
Modex Thérapeutiques S.A.
Merger
2002
GenSci Orthobiologics
Acquisition
2003
Dental Assets To Keystone Dental
Sale
2006
Exchange Offer
NASDAQ Listing
2007
Consolidate Listings
2007

<u>Exchange Listings</u>

- Swiss Exchange

- Swiss Exchange
- Euronext

- Swiss Exchange
- Euronext
- Toronto Exchange

- Swiss Exchange
- Euronext
- Toronto Exchange
- NASDAQ

- NASDAQ

5

Background ($mm) 2004 2005 2006 Accell 10175 14797 20030 First Gen 14959 16996 19898 40% 46% 50% 60% 54% 50% Total Sales: Accell Driver of Growth 26% CAGR

Background 2004-2006 Accell Gaining Market Share - Unique Product Consolidated Ops in US - Predictable Operating Costs Significant Growth Opportunity Sales & Marketing Clinical Trials Ready for Next Step - Raise NASDAQ Capital

Recent Events Aug '07 Jan '07 Feb 7 FDA letter Accell Family classification Jan 26+29 NASDAQ (90%) File S-1 to raise $30-40m IsoTis Inc. FINANCING FDA STRATEGIC Feb 13 Pull S-1 Mar 16 Start Private Placement May 29 Merrill Bridge Loan Mar 28 FDA Meeting >May 7 Approached 15 potential buyers Aug 6 + 7 Sign and PR Integra + IsoTis May 21 First verbal Offer Integra (rejected) >June 11 Exclusive Negotiations Integra No serious Leads Private Placement NET FREE CASH JAN 1 $10M APR 1 $4M JUL 1 $ (0.8) M SEP 1 $(1.5) M Apr 27 FDA Letter May-July Numerous Communications With FDA Aug 20 FDA Clearance Accell Family No serious Leads Private Placement Jul 23 All shares NASDAQ listed

Integra Highlights Market cap ~$1.3B (NASDAQ) Sales ~$0.5B ~2,000 employees ~30 acquisitions in 10 years Genuine interest to expand in orthobiologics

Consequences of Merger For Shareholders: $7.25 cash/share For Customers: Accell available For Personnel: IsoTis continues as subsidiary of Integra

Special Stockholders Meeting October 11, 2007 Proposals (Proxy Statement Sept 5): Vote for merger with Integra Adjourn meeting if insufficient votes Required majority: 50% + 1 share of outstanding shares 50% + 1 of shares represented at the meeting

Proxy Solicitation Proxy mailed Sept 5 Shareholders in NL, CH, US + Canada, >80% retail Georgeson coordinates global proxy solicitation NL/CH brokers cooperative NL coordinated by ABN AMRO

How to vote CH: Send proxy card to CH broker before October 8 If you have not received a proxy card, call broker Call Georgeson for assistance if no progress NL: Register with your NL broker Vote online with ABN AMRO Or send "voting instruction form" to your broker Call ABN AMRO or Georgeson for assistance if no progress

Please vote YOUR VOTE IS IMPORTANT Not voting increases risk of No merger Bankruptcy of IsoTis No payout of cash to shareholders For you and for all other shareholders

Reasons to vote "FOR" Merger Unanimous Board Recommendation Positive Recommendation by leading independent proxy advisor Institutional Shareholders Services ? Vote "FOR" the merger

Q&A Questions on Background, Reasons and Consequences Questions on Meeting and Voting

Important Information for Investors and Stockholders
IsoTis has filed a definitive proxy statement and other relevant materials with the SEC in connection with the proposed merger with Integra. IsoTis urges IsoTis stockholders to read the proxy statement and any other relevant documents filed by IsoTis with the SEC because they will contain important information. Investors and stockholders may obtain the proxy statement and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by IsoTis are also available free of charge on the investor relations portion of the IsoTis website at www.IsoTis.com. The proxy statement was first mailed to stockholders on or about September 5, 2007.
Participants in the Solicitation
IsoTis, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from IsoTis’ stockholders in connection with the proposed merger with Integra. The names of IsoTis’ directors and executive officers and a description of their interests in IsoTis are set forth in IsoTis S.A.’s Annual Report on Form 20-F, which was filed with the SEC on May 11, 2007. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of IsoTis’ directors and executive officers in the merger by reading the definitive proxy statement.